                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2002

                              RAIT INVESTMENT TRUST

             (Exact name of registrant as specified in its charter)



     Maryland                       1-14760                    23-2919819
------------------------         ---------------          --------------------
(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
             ------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 861-7900
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ITEM 5. OTHER EVENTS.

On July 9, 2002, RAIT Investment Trust issued a press release regarding its earnings for the three and six months ended June 30, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



(c)      Exhibits

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
         Exhibit Number            Description of Document
         --------------            -----------------------
             99                         Press Release

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RAIT INVESTMENT TRUST

Date: July 9, 2002                           By:  /s/ Ellen J. DiStefano
                                             --------------------------------
                                             Ellen J. DiStefano
                                             Chief Financial Officer